UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2018

FEDERAL STREET ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38153	82-0908890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Federal Street, 35th Floor
Boston, Massachusetts 02110

(Address of principal executive offices)

Registrant’s telephone number, including area code: (617) 227-1050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒          Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.02                                           Termination of a Material Definitive Agreement.

As permitted under the terms of the Amended and Restated Agreement and Plan of Merger, dated as of December 19, 2018 (the “A&R Merger Agreement”), by and among Federal Street Acquisition Corp. (“FSAC”), Agiliti, Inc. (“Agiliti”) Agiliti Holdco, Inc. (f/k/a UHS Holdco, Inc.) and the other parties thereto, which amended and restated the Agreement and Plan of Merger, dated as of August 13, 2018 (the “Original Merger Agreement”), on December 28, 2018 and January 2, 2019, FSAC terminated each of the subscription agreements entered into by FSAC and Agiliti with certain investors parties thereto in connection with the execution of the Original Merger Agreement, except for the subscription agreement with THL Agiliti LLC, which, as was previously disclosed, was amended and restated on December 19, 2018.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On January 3, 2019, FSAC held a special meeting of stockholders (the “Special Meeting”) to consider the proposals related to FSAC’s previously announced proposed business combination with Agiliti Holdco, Inc. (the “Business Combination”).

As of the close of business on October 4, 2018, the record date for the Special Meeting, there were 57,500,000 shares of Class A common stock, par value $0.0001 per share, and Class F common stock, par value $0.0001 per share (together, the “Common Stock”), outstanding, each of which was entitled to one vote with respect to each proposal at the Special Meeting. At the Special Meeting, a total of 51,284,916 shares of Common Stock, representing approximately 89.2% of the outstanding shares of Common Stock entitled to vote, were present in person or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the proposals described below were considered, each of which is further described in FSAC’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission and mailed to stockholders on October 10, 2018, as supplemented by the supplement to the definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission and mailed to stockholders on December 20, 2018.

The final voting results for each proposal are set forth below.

1. Proposal to approve and adopt the A&R Merger Agreement.

For	Against	Abstain	Broker Non-Votes
48,112,686	1,073,810	2,098,420	—

Based on the votes set forth above, FSAC’s stockholders adopted the A&R Merger Agreement and approved Proposal No. 1.

2. Proposal to approve, for purposes of complying with applicable listing rules of The NASDAQ Stock Market LLC the issuance and sale of securities of FSAC in a private placement transaction that exceeds 20% of the number of shares of FSAC’s common stock outstanding prior to the transaction.

For	Against	Abstain	Broker Non-Votes
48,112,686	1,073,810	2,098,420	—

Based on the votes set forth above, FSAC’s stockholders approved Proposal No. 2.

3.  Proposal to approve the material differences between the constitutional documents of Agiliti that will be in effect upon the closing of the Business Combination and FSAC’s current amended and restated certificate of incorporation, as further described in FSAC’s proxy statement/prospectus.

For	Against	Abstain	Broker Non-Votes
45,359,608	3,573,810	2,351,498	—

Based on the votes set forth above, FSAC’s stockholders approved Proposal No. 3.

4. Proposal to approve the Agiliti, Inc. 2018 Omnibus Incentive Plan, which is an incentive compensation plan for employees of Agiliti, Inc. and its subsidiaries, including Agiliti Health, Inc. (f/k/a Universal Hospital Services, Inc.)

For	Against	Abstain	Broker Non-Votes
47,476,883	1,456,535	2,351,498	—

Based on the votes set forth above, FSAC’s stockholders approved Proposal No. 4.

5. Proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, was not necessary because there were sufficient votes at the time of the Special Meeting to approve Proposals 1 through 4 above.

Item 7.01                                           Regulation FD Disclosure.

On January 3, 2019, FSAC and Agiliti waived the closing condition under the A&R Merger Agreement, which would have required Agiliti’s common stock and warrants to be listed on the NASDAQ stock exchange at the closing of the Business Combination. The waiver is required to consummate the Business Combination because Agiliti will not comply with the NASDAQ listing requirements relating to the number of round lot holders due to the level of redemptions by FSAC stockholders.

The common stock and warrants of Agiliti will not be listed at closing of the Business Combination, which FSAC expects will occur on or about January 4, 2019.

In accordance with General Instruction B.2 of Form 8-K, the information under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This report includes forward looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside FSAC’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the inability to close the Business Combination. FSAC does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2019

FEDERAL STREET ACQUISITION CORP.

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Chief Financial Officer